SHAREHOLDER RESPONSE SUMMARY REPORT Page 1

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: FIDELITY PA MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

1. To amend the Trust Instrument to allow the Board of Trustees,

if permitted by applicable law, to authorize fund mergers

without shareholder approval.

Affirmative 119,450,464.14 39.677% 70.407%

Against 39,217,685.28 13.027% 23.116%

Abstain 10,881,506.87 3.614% 6.414%

Broker Non-votes 107,459.00 .036% .063%

TOTAL 169,657,115.29 56.354% 100.000%

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Affirmative 147,576,329.89 49.020% 86.985%

Withhold 22,080,785.40 7.334% 13.015%

TOTAL 169,657,115.29 56.354% 100.000%

Ralph F. Cox

Affirmative 146,534,302.17 48.674% 86.371%

Withhold 23,122,813.12 7.680% 13.629%

TOTAL 169,657,115.29 56.354% 100.000%

Laura B. Cronin

Affirmative 147,633,252.47 49.039% 87.019%

Withhold 22,023,862.82 7.315% 12.981%

TOTAL 169,657,115.29 56.354% 100.000%

Robert M. Gates

Affirmative 147,726,364.61 49.070% 87.073%

Withhold 21,930,750.68 7.284% 12.927%

TOTAL 169,657,115.29 56.354% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 2

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: FIDELITY PA MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

George H. Heilmeier

Affirmative 146,822,546.02 48.769% 86.541%

Withhold 22,834,569.27 7.585% 13.459%

TOTAL 169,657,115.29 56.354% 100.000%

Abigail P. Johnson

Affirmative 147,219,466.68 48.901% 86.775%

Withhold 22,437,648.61 7.453% 13.225%

TOTAL 169,657,115.29 56.354% 100.000%

Edward C. Johnson 3d

Affirmative 146,312,690.87 48.600% 86.240%

Withhold 23,344,424.42 7.754% 13.760%

TOTAL 169,657,115.29 56.354% 100.000%

Donald J. Kirk

Affirmative 146,592,304.53 48.693% 86.405%

Withhold 23,064,810.76 7.661% 13.595%

TOTAL 169,657,115.29 56.354% 100.000%

Marie L. Knowles

Affirmative 147,633,398.66 49.039% 87.019%

Withhold 22,023,716.63 7.315% 12.981%

TOTAL 169,657,115.29 56.354% 100.000%

Ned C. Lautenbach

Affirmative 147,731,785.09 49.071% 87.077%

Withhold 21,925,330.20 7.283% 12.923%

TOTAL 169,657,115.29 56.354% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 3

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: FIDELITY PA MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

Marvin L. Mann

Affirmative 146,407,540.81 48.631% 86.296%

Withhold 23,249,574.48 7.723% 13.704%

TOTAL 169,657,115.29 56.354% 100.000%

William O. McCoy

Affirmative 146,464,246.01 48.650% 86.330%

Withhold 23,192,869.28 7.704% 13.670%

TOTAL 169,657,115.29 56.354% 100.000%

Robert L. Reynolds

Affirmative 147,740,348.86 49.074% 87.082%

Withhold 21,916,766.43 7.280% 12.918%

TOTAL 169,657,115.29 56.354% 100.000%

William S. Stavropoulos

Affirmative 147,572,239.62 49.018% 86.983%

Withhold 22,084,875.67 7.336% 13.017%

TOTAL 169,657,115.29 56.354% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 4

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: FIDELITY PA MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

** FUND TOTALS: DOLLARS

RECORD TOTAL $ 301,055,061.82

VOTED DOLLARS 169,657,115.29

PERCENT PRESENT 56.354%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 1

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: OHIO MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

1. To amend the Trust Instrument to allow the Board of Trustees,

if permitted by applicable law, to authorize fund mergers

without shareholder approval.

Affirmative 300,082,613.29 44.294% 80.630%

Against 54,868,342.65 8.099% 14.743%

Abstain 17,173,658.79 2.535% 4.614%

Broker Non-votes 47,815.00 .007% .013%

TOTAL 372,172,429.73 54.935% 100.000%

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Affirmative 353,835,765.39 52.229% 95.073%

Withhold 18,336,664.34 2.706% 4.927%

TOTAL 372,172,429.73 54.935% 100.000%

Ralph F. Cox

Affirmative 353,823,237.04 52.227% 95.070%

Withhold 18,349,192.69 2.708% 4.930%

TOTAL 372,172,429.73 54.935% 100.000%

Laura B. Cronin

Affirmative 353,843,137.59 52.230% 95.075%

Withhold 18,329,292.14 2.705% 4.925%

TOTAL 372,172,429.73 54.935% 100.000%

Robert M. Gates

Affirmative 353,861,046.39 52.233% 95.080%

Withhold 18,311,383.34 2.702% 4.920%

TOTAL 372,172,429.73 54.935% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 2

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: OHIO MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

George H. Heilmeier

Affirmative 353,665,670.53 52.204% 95.027%

Withhold 18,506,759.20 2.731% 4.973%

TOTAL 372,172,429.73 54.935% 100.000%

Abigail P. Johnson

Affirmative 352,863,335.56 52.085% 94.812%

Withhold 19,309,094.17 2.850% 5.188%

TOTAL 372,172,429.73 54.935% 100.000%

Edward C. Johnson 3d

Affirmative 352,646,653.46 52.053% 94.754%

Withhold 19,525,776.27 2.882% 5.246%

TOTAL 372,172,429.73 54.935% 100.000%

Donald J. Kirk

Affirmative 353,785,906.26 52.221% 95.060%

Withhold 18,386,523.47 2.714% 4.940%

TOTAL 372,172,429.73 54.935% 100.000%

Marie L. Knowles

Affirmative 353,829,473.52 52.228% 95.071%

Withhold 18,342,956.21 2.707% 4.929%

TOTAL 372,172,429.73 54.935% 100.000%

Ned C. Lautenbach

Affirmative 353,833,340.42 52.228% 95.072%

Withhold 18,339,089.31 2.707% 4.928%

TOTAL 372,172,429.73 54.935% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 3

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: OHIO MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

Marvin L. Mann

Affirmative 353,748,655.52 52.216% 95.050%

Withhold 18,423,774.21 2.719% 4.950%

TOTAL 372,172,429.73 54.935% 100.000%

William O. McCoy

Affirmative 353,708,457.62 52.210% 95.039%

Withhold 18,463,972.11 2.725% 4.961%

TOTAL 372,172,429.73 54.935% 100.000%

Robert L. Reynolds

Affirmative 353,855,325.65 52.232% 95.078%

Withhold 18,317,104.08 2.703% 4.922%

TOTAL 372,172,429.73 54.935% 100.000%

William S. Stavropoulos

Affirmative 353,563,564.29 52.189% 95.000%

Withhold 18,608,865.44 2.746% 5.000%

TOTAL 372,172,429.73 54.935% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 4

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: OHIO MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

** FUND TOTALS: DOLLARS

RECORD TOTAL $ 677,472,677.67

VOTED DOLLARS 372,172,429.73

PERCENT PRESENT 54.935%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 1

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: MICHIGAN MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

1. To amend the Trust Instrument to allow the Board of Trustees,

if permitted by applicable law, to authorize fund mergers

without shareholder approval.

Affirmative 217,321,944.68 37.604% 75.754%

Against 56,801,605.21 9.828% 19.799%

Abstain 12,658,598.20 2.191% 4.413%

Broker Non-votes 98,058.00 .017% .034%

TOTAL 286,880,206.09 49.640% 100.000%

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook

Affirmative 265,745,532.62 45.983% 92.633%

Withhold 21,134,673.47 3.657% 7.367%

TOTAL 286,880,206.09 49.640% 100.000%

Ralph F. Cox

Affirmative 265,769,189.72 45.987% 92.641%

Withhold 21,111,016.37 3.653% 7.359%

TOTAL 286,880,206.09 49.640% 100.000%

Laura B. Cronin

Affirmative 265,874,659.96 46.005% 92.678%

Withhold 21,005,546.13 3.635% 7.322%

TOTAL 286,880,206.09 49.640% 100.000%

Robert M. Gates

Affirmative 265,944,884.68 46.017% 92.702%

Withhold 20,935,321.41 3.623% 7.298%

TOTAL 286,880,206.09 49.640% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 2

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: MICHIGAN MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

George H. Heilmeier

Affirmative 265,590,030.01 45.956% 92.579%

Withhold 21,290,176.08 3.684% 7.421%

TOTAL 286,880,206.09 49.640% 100.000%

Abigail P. Johnson

Affirmative 264,977,582.12 45.850% 92.365%

Withhold 21,902,623.97 3.790% 7.635%

TOTAL 286,880,206.09 49.640% 100.000%

Edward C. Johnson 3d

Affirmative 265,360,565.70 45.916% 92.499%

Withhold 21,519,640.39 3.724% 7.501%

TOTAL 286,880,206.09 49.640% 100.000%

Donald J. Kirk

Affirmative 265,575,647.25 45.953% 92.574%

Withhold 21,304,558.84 3.687% 7.426%

TOTAL 286,880,206.09 49.640% 100.000%

Marie L. Knowles

Affirmative 265,767,737.08 45.986% 92.641%

Withhold 21,112,469.01 3.654% 7.359%

TOTAL 286,880,206.09 49.640% 100.000%

Ned C. Lautenbach

Affirmative 265,500,628.70 45.940% 92.548%

Withhold 21,379,577.39 3.700% 7.452%

TOTAL 286,880,206.09 49.640% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 3

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: MICHIGAN MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

Marvin L. Mann

Affirmative 265,783,097.18 45.989% 92.646%

Withhold 21,097,108.91 3.651% 7.354%

TOTAL 286,880,206.09 49.640% 100.000%

William O. McCoy

Affirmative 265,822,758.66 45.996% 92.660%

Withhold 21,057,447.43 3.644% 7.340%

TOTAL 286,880,206.09 49.640% 100.000%

Robert L. Reynolds

Affirmative 265,680,173.04 45.971% 92.610%

Withhold 21,200,033.05 3.669% 7.390%

TOTAL 286,880,206.09 49.640% 100.000%

William S. Stavropoulos

Affirmative 265,547,078.06 45.948% 92.564%

Withhold 21,333,128.03 3.692% 7.436%

TOTAL 286,880,206.09 49.640% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page 4

FIDELITY INVESTMENTS

MUNICIPAL TRUST II: MICHIGAN MUNICIPAL MONEY MARKET FUND

April 14, 2004

% of Outstanding % of Dollars

No. of Dollars Dollars Present

--------------- ---------------- ----------------

** FUND TOTALS: DOLLARS

RECORD TOTAL $ 577,926,856.96

VOTED DOLLARS 286,880,206.09

PERCENT PRESENT 49.640%